Related Parties	12 Months Ended
Apr. 30, 2019
Related Party Transactions [Abstract]
Related Parties

8. Related Parties

In November 2016, the Company’s board of directors approved a tender offer which allowed the Company’s employees and founders to sell ordinary shares to a third-party investment fund. This investment fund purchased 3,347,193 ordinary shares from participating founders and certain employees for a total purchase price of $44.9 million.

Since the purchasing investment fund is an entity affiliated with a holder of economic interest in the Company and the fund acquired shares from employees and founders at a price in excess of fair value of such shares, the amount paid in excess of the fair value of ordinary shares at the time of the tender offer was recorded as stock-based compensation expense.

Total stock-based compensation expense related to the tender offer included in the consolidated statement of operations for the year ended April 30, 2017 was as follows (in thousands):

Cost of revenue—cost of subscription—self-managed and SaaS	$62
Cost of revenue—professional services	10
Research and development	1,440
Sales and marketing	1,207
General and administrative	11,038
Total stock-based compensation expense	$13,757

There were no other material related party transactions in the years ended April 30, 2019, 2018 and 2017. There were no amounts payable to or amounts receivable from related parties as of April 30, 2019 and 2018.